Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of PAVmed Inc. and Subsidiaries (the “Company”) for the quarter ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Lishan Aklog, M.D., Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2024	By:	/s/ Lishan Aklog, M.D.
Lishan Aklog, M.D. Chief Executive Officer (Principal Executive Officer)